SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 12, 2002

BOYD GAMING CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Nevada
(State or Other Jurisdiction of
Incorporation or Organization)

1-12168 (Commission File Number)	88-0242733 (I.R.S. Employer Identification No.)

2950 Industrial Road
Las Vegas, Nevada 89109
(Address of Principal Executive Offices) (Zip Code)

(702) 792-7200
(Registrant’s telephone number,
including area code)

Item 5.    Other Events.

The information set forth in the Registrant’s press release regarding its proposed private placement, dated December 12, 2002, is incorporated herein by reference.

The information set forth in the Registrant’s press release regarding its proposed tender offer, dated December 12, 2002, is incorporated herein by reference.

In addition, the following is an update to the Registrant’s previously disclosed legal proceedings:

On October 30, 2001, the Louisiana Gaming Control Board granted us a gaming license to operate slot machines at Delta Downs. However, on November 2, 2001, Isle of Capri Casinos, Inc. and certain of its subsidiaries filed an action in state district court in Louisiana against the Louisiana Gaming Control Board, and later named Delta Downs to the action, seeking to enjoin the legal effect of our gaming license to operate slot machines at Delta Downs. In October 2002, the district court dismissed the Isle of Capri’s outstanding claims to permanently enjoin the legal effect of our license to operate slot machines at our Delta Downs property, as well as all other outstanding claims, with prejudice.

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits

99.1    Text of Press Release dated December 12, 2002.

99.2    Text of Press Release dated December 12, 2002.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOYD GAMING CORPORATION

Date: December 12, 2002	By:	/s/ ELLIS LANDAU
Ellis Landau Executive Vice President, Chief Financial Officer and Treasurer

Index to Exhibits

Exhibit	Description
99.1	Text of Press Release dated December 12, 2002
99.2	Text of Press Release dated December 12, 2002